                                  EXHIBIT 10.49

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                         UNDER 17 C.F.R. SECTIONS 200.80 (B)(4),
                                                                   AND 240.24B-2

                             SECOND AMENDMENT OF THE
                                LICENSE AGREEMENT

      This Second Amendment (this "SECOND AMENDMENT") to the License Agreement is made and entered into as of March 15, 2004 by and between EPIMMUNE INC., having a principal place of business at 5820 Nancy Ridge Drive, San Diego, CA 92121 ("EPMN"), and GENENCOR INTERNATIONAL, INC., having a principal place of business at 925 Page Mill Road, Palo Alto, CA 94304-1013 ("GCOR") (collectively referred to herein as the "PARTIES") agree as follows:

      WHEREAS, the Parties have entered into that certain License Agreement dated July 9, 2001 (the "LICENSE AGREEMENT");

      WHEREAS, the Parties have entered into that certain First Amendment of the License Agreement dated October 16, 2002 (the "FIRST AMENDMENT");

      WHEREAS, the Parties wish to further amend the License Agreement on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the mutual undertakings of the Parties as set forth below as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GCOR and EPMN do hereby mutually agree as follows:

   A. With respect to the Third Party Technology defined in Section 1.42 of the LICENSE AGREEMENT and listed in Appendix B of the LICENSE AGREEMENT, Appendix B shall be amended to read as follows:

   [...***...]

   B. All terms and conditions of the License Agreement remain in full force and effect, as modified hereby and are hereby ratified by the parties.

   C. From and after the effective date of this Second Amendment to the License Agreement, the term "Agreement" shall be deemed to mean the License Agreement as hereby modified.

                                              * CONFIDENTIAL TREATMENT REQUESTED

      IN WITNESS WHEREOF, the Parties have caused this Second Amendment to the License Agreement to be executed by and through their duly authorized representatives as of the date first above written.

EPIMMUNE INC.

By:   /s/ Robert J. De Vaere
     ---------------------------
     Robert J. De Vaere
     Vice President, Finance and
     Chief Financial Officer

GENENCOR INTERNATIONAL, INC.

By:   /s/ Mark Goldsmith
     ---------------------------
     Mark Goldsmith, MD, PhD
     Sr. Vice President
     Health Care

                                       2